Other Income	12 Months Ended
Dec. 31, 2014
Other Income
Other Income

17. Other Income

        Other income consist of Government grants and miscellaneous. Government grants represent rewards provided by the relevant PRC municipal government authorities to the Group for business achievements made by the Group. As there is no further obligation for the Group to perform, government grants are recognized as other income when received. The amount of such government grants are determined solely at the discretion of the relevant government authorities and there is no assurance that the Group will continue to receive these government grants in the future.

        Other income is comprised of:

	Year ended December 31,
	2012	2013	2014
	$	$	$
Government grants	1,415,420	6,292,006	19,817,266
Claims for goods insurance	583,958	1,698,484	4,528,165
Others	563,943	717,997	776,592

Total other income	2,563,321	8,708,487	25,122,023